EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

UNDER 18 U.S.C. 1350

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of New Ulm Telecom, Inc. on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Curtis O. Kawlewski, Chief Financial Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

    1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New Ulm Telecom, Inc.

Date:      March 14, 2014                                                                                      /s/ Curtis O. Kawlewski

                                                                                                                           Curtis O. Kawlewski

                                                                                                                           Chief Financial Officer